                                                                   EXHIBIT 10.48

                                                                  EXECUTION COPY


                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of March 30, 2001 (the "CLOSING DATE"), is made by and among DALEEN TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), the undersigned Purchasers (individually a "PURCHASER" and collectively the "PURCHASERS"), and ROBERTSON STEPHENS, INC., a Pennsylvania corporation (the "PLACEMENT AGENT").

                                    RECITALS

         A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to the Purchasers and the Purchasers have agreed to purchase from the Company (i) an aggregate of 247,882 shares of the Company's Series F Convertible Preferred Stock, par value $.01 per share (the "SERIES F PREFERRED STOCK"), which are convertible into shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), in accordance with the terms of the Certificate of Amendment to the Certificate of Incorporation authorizing, creating and designating the Series F Preferred Stock (the "CERTIFICATE OF AMENDMENT") and (ii) warrants to purchase an aggregate of 99,153 additional shares of Series F Preferred Stock (the "WARRANTS" and the shares issuable upon exercise, the "WARRANT SHARES").

         B. In connection with the closing of the transactions contemplated by the Purchase Agreement, and as compensation to the Placement Agent, the Company has agreed to issue to the Placement Agent a warrant to purchase an aggregate of 9,915 shares of Series F Preferred Stock (the "PLACEMENT AGENT WARRANTS" and the shares issuable upon exercise, the "PLACEMENT AGENT WARRANT SHARES").

         C. To induce the Purchasers to execute and deliver the Purchase Agreement, and the Placement Agent to perform its services in connection with the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  a. "EXISTING RIGHTSHOLDER" means any stockholder of the Company with registration rights granted pursuant to the Series A Convertible Preferred Stock and Warrants to Purchase Series B Convertible Preferred Stock Preferred Stock and Warrant Purchase Agreement dated September 12, 1997, by and between the Company and HarbourVest Partners V - Direct Fund L.P. (formerly known as Hancock Venture Partners V - Direct Fund L.P.), the Series D and

Series D-1 Convertible Preferred Stock Preferred Stock Purchase Agreement dated June 18, 1998, by and between the Company and the several purchasers named therein, and/or the Series E Convertible Preferred Stock Preferred Stock Purchase Agreement dated June 30, 1999, by and between the Company and Science Applications International Corporation.

                  b. "INVESTOR" means a Purchaser, the Placement Agent and any transferee or assignee thereof about whom the Purchaser or the Placement Agent provides notice to the Company in accordance with Section 9 herein and to whom a Purchaser or the Placement Agent assigns its rights under this Agreement and who agrees in writing to become bound by the provisions of this Agreement in accordance with Section 9 herein and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees in writing to become bound by the provisions of this Agreement in accordance with Section 9 herein. Any Person shall no longer be an Investor if such Person no longer holds Registrable Securities, Series F Preferred Stock, Warrants, Warrant Shares, Placement Agent Warrants or Placement Agent Warrant Shares.

                  c. "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

                  d. "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

                  e. "REGISTRABLE SECURITIES" means (i) the shares of Common Stock issued or issuable upon conversion of the Series F Preferred Stock, the Warrant Shares and the Placement Agent Warrant Shares (such Common Stock is referred to collectively as the "CONVERSION SHARES") and (ii) any shares of capital stock issued or issuable with respect to the Conversion Shares, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Series F Preferred Stock or exercises of Warrants or Placement Agent Warrants. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities, when (i) the Registration Period (as defined below) is over, (ii) when they are sold pursuant to a Registration Statement, or (iii) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement.

                  f. "REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the Securities Act covering the Registrable Securities.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement and its exhibits, schedules and attachments.

         2.       Registration.

                  a. Mandatory Registration. The Company shall prepare, and, as soon as practicable, but in no event later than May 14, 2001 or such later date as the Company and the holders of a majority of the Registrable Securities (with the holders of Series F Preferred Stock and/or Warrants consenting on an as converted and as exercised basis) shall agree in writing, or in the event the Series F Preferred Stock and Warrants have not been issued at such time, such later date as the Company and the Purchasers of a majority of the shares of Series F Preferred Stock to be purchased pursuant to the Purchase Agreement shall agree in writing (the "FILING DEADLINE"), file with the SEC a Registration Statement or Registration Statements (as necessary) for an offering to be made on a continuous basis pursuant to Rule 415 on Form S-3 covering the resale of the Registrable Securities as provided for in this Section 2a, provided, however, that in the event the SEC, pursuant to its rules, regulations or otherwise, prohibits the Company from filing a Registration Statement prior to the actual issuance of the Series F Preferred Stock, Warrants and Placement Agent Warrants pursuant to the Purchase Agreement, then the Filing Deadline shall be the later of (i) the day following the Escrow Closing or if the SEC is not open for business on such day, on the next day that the SEC is open for business, or (ii) the date the SEC, pursuant to its rules, regulations or otherwise, permits such filing. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2d. The Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable after the filing thereof but in no event later than the date which is one hundred eighty (180) days after the Closing Date or such later date as the Company and the holders of a majority of the Registrable Securities (with the holders of Series F Preferred Stock and/or Warrants consenting on an as converted and as exercised basis) shall agree in writing (as so extended, the "EFFECTIVENESS DEADLINE"), provided, however, that in the event the Filing Deadline is delayed by the SEC, pursuant to its rules, regulations, or otherwise, as provided in this Section 2a, then the Effectiveness Deadline shall be the date that is the later of (i) one hundred eighty (180) days after the Closing Date or (ii) one hundred (100) days after the Filing Deadline. Notwithstanding any other provision herein, the Company shall have no liability hereunder for its failure to file with the SEC a Registration Statement by the Filing Deadline, or to cause such Registration Statement to be declared effective by the SEC by the Effectiveness Deadline, in the event the failure to file a Registration Statement or to cause the effectiveness of such Registration Statement, on or before such respective dates arises from the action or inaction of any Investor, including any Investor's failure to comply with its obligation pursuant to Section 5 herein (an "INVESTOR DELAY").

                  b. Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any other shares of Common Stock included in the Registration Statement pursuant to registration rights previously granted to the Existing Rightsholders (solely for purposes of this Section 2b, such shares of Common Stock included in the Registration Statement pursuant to registration rights previously granted to the Existing Rightsholders shall be deemed to be Registrable Securities) and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors and Existing Rightsholders based on the number of Registrable Securities held by each Investor and Existing Rightsholder at the time the Registration Statement covering such initial number of

Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor or Existing Rightsholder sells or otherwise transfers any of such Investor's or Existing Rightsholders' Registrable Securities to another party who becomes an Investor or Existing Rightsholder, as the case may be, each transferee Investor or Existing Rightsholder shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor Investor or Existing Rightsholder. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors and Existing Rightsholders, pro rata based on the number of Registrable Securities then held by such Investors and Existing Rightsholder that are covered by such Registration Statement.

                  c. Legal Counsel. Subject to Section 6 hereof, the Purchasers holding a majority of the Registrable Securities shall have the right to select one legal counsel ("LEGAL COUNSEL") to review and, if applicable, comment on, the Registration Statement and any amendments thereto pursuant to this Section 2. The Company shall reasonably cooperate with Legal Counsel in connection with its review of the Registration Statement.

                  d. Ineligibility for Form S-3. In the event that Form S-3 is not available for any registration of Registrable Securities hereunder, the Company shall (i) register the sale of the Registrable Securities on another appropriate form that is reasonably acceptable to the holders of a majority of the Registrable Securities (with the holders of Series F Preferred Stock and/or Warrants consenting on an as converted and as exercised basis) and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

                  e. Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to
Section 2a is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement (solely for purposes of this Section 2e, any shares of Common Stock included in the Registration Statement by any Existing Rightsholder pursuant to registration rights previously granted to such Existing Rightsholder shall be deemed to be Registrable Securities), the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover 100% of the number of such Registrable Securities as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than forty-five (45) days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as reasonably practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities covered by such Registration Statement is greater than the number of shares of Common Stock available for resale under such Registration Statement. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Series F Preferred

Stock, the Warrant Shares or the Placement Agent Warrant Shares and such calculation shall assume that the Series F Preferred Stock, the Warrant Shares and the Placement Agent Warrant Shares are then convertible into shares of Common Stock at the then prevailing Conversion Price (as defined in the Certificate of Amendment).

                  f. Incidental or "Piggyback" Registration. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of Common Stock by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto) or for the account of any stockholder of the Company, then the Company shall give written notice of such proposed filing to each of the Investors at least twenty
(20) days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Investors the opportunity to register the number of Registrable Securities as each such Investor may request, subject in each case to the terms of any existing registration rights agreement(s) (an "INCIDENTAL REGISTRATION"). The Company shall use its reasonable best efforts (within twenty (20) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters in the case of a proposed firm commitment underwritten offering (the "UNDERWRITER") to permit each of the Investors who have requested in writing to participate in the Incidental Registration to include its or his Registrable Securities in such offering on the same terms and conditions as the securities of the Company or the account of such other stockholder, as the case may be, included therein. In connection with any Incidental Registration under this Section 2f involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Investors thereof accept the terms of the underwritten offering as agreed upon between the Company, such other stockholders, if any, and the Underwriter, and then only in such quantity as the Underwriter believes will not jeopardize the success of the offering by the Company. If the Underwriter determines that the registration of all or part of the Registrable Securities which the Investors have requested to be included would materially adversely affect the success of such offering, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Underwriter believes may be sold without causing such adverse effect: first, all of the securities to be offered for the account of the Company; second, securities requested to be included in such offering pursuant to registration rights granted by the Company whose rights are, by their terms, superior to those granted to Investors hereunder; third, to the Registrable Securities to be offered for the account of the Investors pursuant to this Section 2f and any securities requested to be included in such offering pursuant to registration rights granted by the Company whose rights are, by their terms, pari passu to those granted to Investors hereunder, pro rata based on the number of Registrable Securities owned by each such Investor and securities owned by each such other holder or registration rights; and fourth, any other securities requested to be included in such offering. Notwithstanding anything herein to the contrary, no holder of Registrable Securities may participate in any underwritten registration hereunder unless such holder (i) agrees to enter into an underwriting agreement in customary form with the Underwriter or Underwriters and (ii) accurately completes and executes in a timely manner all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements, lock-up agreements and other documents reasonably required under the terms of such underwriting agreements.

                  g. Liquidated Damages. If, other than as a result of an Investor Delay, a Registration Statement covering all of the Registrable Securities (i) is not filed with the SEC on or prior to the Filing Deadline or
(ii) has not been declared effective by the SEC on or prior to the Effectiveness Deadline (any such event, a "REGISTRATION DEFAULT"), then the Company shall pay each Purchaser liquidated damages in an amount equal to one percent (1.0%) of the aggregate purchase price paid by such Purchaser for the Series F Preferred Stock or Warrants that are convertible or exercisable for the Registrable Securities not included in the Registration Statement per calendar month, including a pro rata portion thereof for any partial calendar month, that such Registration Default continues ("LIQUIDATED DAMAGES"). The Company shall not in any event be required to pay Liquidated Damages for more than one Registration Default at any given time, and upon cure of a Registration Default (by the filing or the declaration of effectiveness of the Registration Statement, as applicable) such Liquidated Damages shall cease to accrue. All accrued Liquidated Damages shall be paid in cash to the Purchasers entitled thereto, in proportion to the aggregate number of Registrable Securities beneficially owned by each such Purchasers, on the last business day of March, June, September or December, as applicable, following the Effectiveness Deadline. The foregoing shall not be the exclusive remedy of the Purchasers in the event of a breach by the Company of this Section 2g.

                  h.       Underwritten Offering.

                           (i)      Timing of Demand Registrations. At any time
after the effective date of Registration Statement filed pursuant to Section 2a hereof, the holders of forty percent (40%) in interest of the Registrable Securities (with the holders of Series F Preferred Stock and/or Warrants representing on an as converted and as exercised basis) (individually a "DEMANDING HOLDER" and collectively, the "DEMANDING HOLDERS"), may request that the Company file a Registration Statement under the Securities Act covering the sale by them of Registrable Securities and all other validly issued Common Stock or other securities convertible or exercisable into Common stock of which such Demanding Holder is a holder (the "DEMAND SECURITIES") for the purpose of selling such Demand Securities through a firm commitment underwritten offering (a "DEMAND REGISTRATION"). In the event that any Existing Rightsholder exercises its rights under existing registration rights to have all or part of its shares of Common Stock to which it is entitled to incidental registration rights included in a Demand Registration, such entity shall be deemed to be a Demanding Holder and such shares shall be deemed to be Demand Securities for purposes of this Section 2h.

                           Upon receipt of a valid Demand Registration, the
Company shall (i) if required by the Securities Act and all relevant securities laws, rules and regulations, file a post-effective amendment to the relevant Registration Statement regarding the Registrable Securities, or such other filings as necessary to effect a Demand Registration, (ii) within ten (10) Business Days give written notice to all holders of Registrable Securities (other than the Demanding Holders) that they may exercise their piggyback rights pursuant to Section 2f hereof, with respect to such registration, and (iii) within ten (10) Business Days give written notice to all holders of Common Stock (other than Demanding Holders) or other securities convertible or exercisable into Common Stock who hold piggyback rights. Subject to this Section 2h, the Company shall thereafter use its reasonable best efforts to effect the registration under the Securities Act of all Demand Securities that Demanding Holders have requested to include in such registration pursuant to the request for Demand Registration and pursuant to notices that the Company receives, within twenty (20) days after the date of its written notice, from Investors and other holders of Common Stock or other securities convertible or exercisable into Common Stock, that desire to exercise their piggyback rights.

                           (ii)     Number of Demand Registrations. The Company
shall be obligated to prepare, file and cause to become effective pursuant to this Section 2h an aggregate of no more than three (3) Registration Statements on Form S-3 or, in the event Form S-3 is not available, such other form as is available for such registration; provided, however, that the Company shall not be obligated to file more than one Registration Statement pursuant to this
Section 2h during any six-month period. A Registration Statement will not count as a Demand Registration unless it is declared effective by the SEC; provided, however, that in the event a Registration Statement is withdrawn at the request of the Demanding Holders, the Demanding Holders will pay all Registration Expenses with respect to such registration unless they agree to forfeit the Demand Registration right that they exercised in connection with such registration.

                           (iii)    Underwriter's Cutback. The Company may, and
may allow other holders of securities of the Company to, include securities in a Demand Registration if, but only if, the managing underwriter concludes that such inclusion will not interfere with the successful marketing of all the Registrable Securities requested to be included in such Demand Registration. If, in the good faith judgment of the managing underwriter, marketing factors require a limitation of the number of Registrable Securities to be underwritten, the number of shares of Registrable Securities to be included in such Demand Registration shall be reduced in the following order until such inclusion, in the good faith judgment of the managing underwriter, will not interfere with the successful marketing of the remaining Registrable Securities: first, all securities that are not contractually entitled to be included in such Demand Registration shall be excluded; second, all securities that are entitled to be included in such Demand Registration pursuant to contractual commitments made by the Company other than pursuant to this Agreement shall be excluded; third, securities that are entitled to be included in such Demand Registration pursuant to the exercise of piggyback rights shall be excluded, with such number of excluded securities to be allocated on a pro rata basis among the holders of such piggyback rights in accordance with the number of Registrable Securities then outstanding and held by each such Investor; and fourth, pro rata based on the number of Demand Securities owed by each Demanding Holder.

                           (iv)     Managing Underwriter. The managing
underwriter or other underwriters of any underwritten public offering covered by a Demand Registration shall be selected by the mutual agreement of a majority in interest of the Demanding Holders, and shall be reasonably acceptable to the Board of Directors of the Company.

                           (v)      Underwriter's Agreement. Upon receipt of a
valid Demand Registration, the Company shall enter into and perform customary agreements (including an underwriting agreement in customary form with the managing underwriter) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Demand Securities, including, without limitation, causing its officer's to be reasonably available for and to participate in "road shows," due diligence inquiries and other information meetings as reasonably requested by the managing underwriter.

         3. Limitations on Registration Rights. Any other provision of this Agreement notwithstanding, if the Company furnishes to the Investors a certificate signed by a duly authorized officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company for such Registration Statement to be filed on or before the date filing would be required or to update or correct the Registration Statement or prospectus pursuant to Section 4 hereof prior to its effectiveness, then the Company shall be entitled to postpone filing the Registration Statement or updating or correcting the Registration Statement or prospectus, as applicable, or otherwise be obligated to effect any registration pursuant to this Agreement for up to ninety (90) days; provided, however, that the Company shall only be allowed to postpone filing the Registration Statement or updating or correcting the Registration Statement or prospectus prior to its effectiveness, as applicable, pursuant to this Section 3, one time during any twelve (12) month period.

         4. Company Obligations. At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                  a. The Company shall prepare and file with the SEC a Registration Statement with respect to the Registrable Securities on or before the Filing Deadline and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as possible after such filing and keep such Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which each Investor may sell all of its Registrable Securities during a single three
(3) month period pursuant to Rule 144 promulgated under the Securities Act (or successor thereto) ("RULE 144"), or (ii) the date on which (A) the Investors shall have sold or otherwise disposed of all the Registrable Securities and (B) none of the outstanding Series F Preferred Stock, Warrants, the Placement Agent Warrants or the Conversion Shares are held by Persons entitled to the registration rights granted by this Agreement (the "REGISTRATION PERIOD"). The term "BEST EFFORTS" as used in the first sentence of this Section 4a shall mean, among other things, that the Company shall submit to the SEC, within three (3) business days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request. Notwithstanding the foregoing, Investors which, individually or in the aggregate with its affiliates, holds Registrable Securities representing more than three percent (3%) of the total outstanding equity securities of the Company shall, pursuant to, and limited by Section 3 above, continue to have the right to require the Company to prepare an underwritten offering and shall continue to have rights under Section 2f, and the term "Registrable Securities" shall include the shares held by such 3% holder, despite the termination of the Registration Period above, for all Registrable Securities it then holds.

                  b. Subject to Section 4l, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration

Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

                  c. The Company shall (a) permit Legal Counsel to review and comment upon a Registration Statement and all amendments and supplements thereto at least five (5) days prior to their filing with the SEC and (b) not file any document in a form to which Legal Counsel reasonably objects and has advised the Company in writing of its objection and the basis for such objection, provided that notwithstanding anything to the contrary in this Agreement, the Company shall suffer no adverse consequence from any delay in the filing of a Registration Statement if such delay is caused by any delay in review of or comment on such Registration Statement by Legal Counsel. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence with the SEC or the Staff of the SEC to the Company or its representatives relating to the effectiveness of the Registration Statement,
(ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.

                  d. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, and all exhibits, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                  e. Subject to Section 4l, the Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such securities or "blue sky" laws of such jurisdictions in the United States as Legal Counsel or any Investor reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4e, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  f. As promptly as practicable after becoming aware of such event or development, the Company shall notify Legal Counsel and each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such notice shall not contain any material, non- public information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel by overnight mail as promptly as possible), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  g. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  h. At the reasonable request of any Purchaser and at the Company's expense, the Company shall use its reasonable best efforts to furnish to such Purchaser, on the date of the effectiveness of the Registration Statement and thereafter from time to time upon any change or addition (including by way of incorporation by reference) to the financial statements or financial information included in the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Purchaser and the Company and any underwriter and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Purchaser and any underwriter.

                  i. The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange or The Nasdaq National Market on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or The Nasdaq National Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this
Section 4i.

                  j. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

                  k. Within two (2) business days after a Registration Statement which includes the Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) written confirmation that such Registration Statement has been declared effective by the SEC.

                  l. Notwithstanding anything to the contrary herein, at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company (a "GRACE PERIOD"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed 30 consecutive days and during any consecutive 365 day period, such Grace Periods shall not exceed an aggregate of 90 days (an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 4f hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 4f with respect to the information giving rise thereto.

                  m. If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such other offering provided that such information is required to be included in the Registration Statement by the Securities Act; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor of such Registrable Securities.

                  n. The Company shall use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                  o. The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement as contemplated by
Section 11(a) of the Securities Act (in form and in a manner complying with the provisions of Rule 158 promulgated under the Securities Act). The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                  p.       The Company shall make available for inspection by
(i) any Investor, (ii) Legal Counsel, (iii) one firm of accountants or other agents retained by the Investors and (iv) any underwriter (collectively, the "INSPECTORS"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably requested by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act at a time when there is no Grace Period, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or
(c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

         5.       Obligations of the Investors.

                  a. At least seven (7) days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                  b. Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                  c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4g, the first sentence of Section 4f, or Section 4l, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4d or the first sentence of Section 4f or receipt of notice that no supplement or amendment is required, or in the case of Section 4l that the Grace Period has expired and if so directed by the Company, such Investor shall deliver to the Company or destroy (and deliver to the Company a written certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice.

                  d. To the extent requested by the Underwriter in the case of an underwritten public offering, and if all of the Company's executive officers, directors and holders in excess of five percent (5%) of its outstanding capital stock execute agreements identical to those referred to in this Section 5d, each Investor agrees not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 promulgated under the Securities Act, during the ninety
(90) day period or such shorter period, if any, mutually agreed upon by such Investor and the Underwriter beginning on the effective date of such Registration Statement (except as part of such registration).

                  e. If, however, an Investor has entered into a contract for sale of its Registrable Securities prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in
Section 4g, the first sentence of Section 4f, or Section 4l and for which the Investor has not yet settled, the Company agrees to (i) cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of the Investor in accordance with the terms of the purchase agreement in connection with any sale, or (ii) be fully liable for any damages resulting from any breach by the Investor in complying with this Section 5e.

         6. Expenses of Registration. Except as otherwise set forth herein, all reasonable expenses, other than underwriting discounts and brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 4, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees shall be paid by the Company. In addition, the Company shall reimburse the Investors for the reasonable fees and disbursements of Legal Counsel in connection with registrations, filings or qualifications pursuant to Sections 2 and 4 of this Agreement.

         7. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  a. Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement and without limitation as to time, indemnify and hold harmless each Investor, the officers, directors, agents (including any underwriters retained by such Investor in connection with the offer and sale of Registrable Securities), each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, (the "EXCHANGE ACT")) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and attorneys' fees) and expenses (collectively, "LOSSES"), that arise out of or are based upon (x) any untrue statement of a material fact or alleged untrue statement of material fact contained in the Registration Statement, any prospectus, or any form of prospectus or amendment or supplement thereto, or (y) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (z) any violation or alleged violation by the Investor (or its underwriter) of the prospectus delivery requirements of the Securities Act. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a): (w) shall not apply to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Investor furnished in writing to the Company by or on behalf of such Investor expressly for use in any Registration Statement, prospectus or any amendment or supplement thereto, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Investor or such Investor's or Underwriter's proposed method of distribution of Registrable Securities and was reviewed and approved by such Investor or Underwriter for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto; (x) with respect to any preliminary prospectus, shall not inure to the benefit of any such Investor, Underwriter or any related Indemnified Persons from whom the Person asserting any such Losses purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 4d hereof; (y) shall not be available to the extent such Losses are based on a failure of an Investor to deliver or to cause to be delivered the prospectus made available by the Company; and (z) shall not apply to amounts paid in settlement of any losses, claims, damages, liabilities, costs if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.

                  b. Indemnification by Investors. Each Investor shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses to the extent they arise out of or are based upon (x) any untrue statement of a material fact or alleged untrue statement of material fact contained in the Registration Statement, any prospectus, or any form of prospectus or amendment or supplement thereto, or (y) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (z) any violation or alleged violation by the Investor (or its underwriter) of the prospectus delivery requirements of the Securities Act, including, without limitation, Losses arising out of the failure to deliver, or to cause to be delivered, or alleged failure to deliver or cause to be delivered any amendments or supplements to the prospectus or supplement, if such amendment or supplement was timely made available to such Investor; provided, however, that the Investor shall be liable under this Section 7b to the extent, but only to the extent, that such untrue statement or omission is made in reliance upon or results in conformity with any information furnished in writing by such Investor to the Company specifically for use in connection with the Registration Statement or such prospectus or any amendment or supplement thereto, or to the extent that such information relates to such Investor or such Investor's proposed method of distribution of Registrable Securities and was reviewed and approved by such Investor expressly for use in the Registration Statement, such prospectus or such form of prospectus or any amendment or supplement thereto; provided, further that the Investor shall be liable under this Section 7(b) for only that amount of a claim or Losses as does not exceed the net proceeds to such Investor as result of the sale of Registrable Securities pursuant to such Registration Statement.

                  c.       Conduct of Indemnification Proceedings.

                           (i)      If any proceeding shall be brought or
asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing promptly after receipt by the Indemnified Party of notice of such proceeding, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and adversely prejudiced the Indemnifying Party or the defense of such proceeding or is shown to be the proximate cause of additional Losses.

                           (ii)     An Indemnified Party shall have the right to
employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable expenses of such counsel shall be at the expense of the Indemnifying Party). Notwithstanding the foregoing, in no event shall an Indemnifying Party be required to pay the expenses of more than one (1) separate counsel. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

                  d.       Contribution. If a claim for indemnification under
Section 7a or 7b is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 7c, any reasonable attorneys' or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 7 was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7d were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7d, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Investor from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  e. Fees and Expenses - Indemnification. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 7) shall be paid to the Indemnified Party, as incurred, within ten (10) business days after written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder); provided, however, this Section 7e shall not apply if there is a bona fide dispute between the Indemnifying Party and the Indemnified Party as to the Indemnified Party's right to indemnification in the instance in question.

                  f. Cumulative. The indemnity and contribution agreements contained in this Section 7 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         8. Reports Under the Securities Act and the Exchange Act. With a view to making available to the Investors the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to:

                  a. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  b. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act or, if applicable, that there is publicly available the information concerning the Company described in Rule 144(C)(2), (ii) unless available on the EDGAR system, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

         9. Assignment of Registration Rights. The rights under this Agreement shall be assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.

         10. Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold two-thirds (2/3) of the Registrable Securities (including Registrable Securities issuable upon conversion of outstanding Series F Preferred Stock and Series F Preferred Stock issuable upon conversion of Warrant Shares, in each case, with the holders of Series F Preferred Stock and/or Warrants consenting on an as converted and as exercised basis). Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

         11.      Miscellaneous.

                  a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                           If to the Company:

                           DALEEN TECHNOLOGIES, INC.
                           1750 Clint Moore Road
                           Boca Raton, Florida 33487
                           Facsimile No.: (561) 981-1134
                           Attn: Stephen Wagman, Chief Financial Officer

                           With copies to:

                           MORRIS, MANNING & MARTIN, L.L.P.
                           1600 Atlanta Financial Center
                           3343 Peachtree Road N.E.
                           Atlanta, Georgia 30326
                           Facsimile No.:  (404) 365-9532
                           Attn:  David M. Calhoun, Esq.

                           If to the Placement Agent:

                           ROBERTSON STEPHENS, INC.
                           555 California Street
                           San Francisco, California 94104
                           Facsimile No.: (415) 781-9700
                           Attn: Mr. David J. Fullerton

                           With copies to:

                           O'MELVENY & MYERS LLP
                           Embarcadero Center West
                           275 Battery Street, 26th Floor
                           San Francisco, California 94111
                           Facsimile No.: (415) 984-8701
                           Attn: Peter T. Healy, Esq.

If to a Purchaser, to it at the address and facsimile number set forth below adjacent to such Purchaser's name on EXHIBIT A hereto, with copies to such Purchaser's representatives as set forth on EXHIBIT A, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt
(A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                  c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  d. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. Each party hereby irrevocably waives any right it might have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder of in connection herewith or arising out of this Agreement or any transaction contemplated hereby.

                  e. This Agreement, the Purchase Agreement, the Escrow Agreement by and among the parties hereto of even date herewith (the "ESCROW AGREEMENT"), the Warrants and the Placement Agent Warrants are the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. Notwithstanding the foregoing, this Agreement shall not alter or amend the rights of the Existing Rightsholders under existing registration rights agreements.

                  f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                  g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities, determined as if all of the Series F Preferred Stock, Warrants, Warrant Shares, Placement Agent Warrants and Placement Agent Warrant Shares then outstanding have been converted into or exercised for Registrable Securities without regard to any limitation on conversions of the Series F Preferred Stock or exercises of the Warrants.

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Investors shall be enforceable to the fullest extent permitted by law.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                                   COMPANY:

                                   DALEEN TECHNOLOGIES, INC.



                                   By:  /s/ James Daleen
                                       ----------------------------------------
                                   Name:   James Daleen
                                   Title:  Chairman and Chief Executive Officer

                                   PLACEMENT AGENT:

                                   ROBERTSON STEPHENS, INC.



                                   By: /s/ Illegible
                                      ------------------------------------------
                                   Name:
                                   Title: Managing Director


                   [PURCHASERS SIGNATURES BEGIN ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN REGISTRATION RIGHTS AGREEMENT]



                                   PURCHASERS:

                                   HARBOURVEST PARTNERS VI - DIRECT FUND L.P.

                                   By: HVP VI-DIRECT ASSOCIATES, L.L.C.
                                   Its General Partner

                                   By: HARBOURVEST PARTNERS, LLC
                                   Its General Partner

                                   By: /s/ Ofer Nemirovsky
                                      ------------------------------------------
                                      Ofer Nemirovsky, Managing Director


                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN REGISTRATION RIGHTS AGREEMENT]



                                   SAIC VENTURE CAPITAL CORPORATION


                                   By: /s/ Kevin A. Werner
                                      ------------------------------------------
                                   Name:     Kevin A. Werner
                                   Title:    President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN REGISTRATION RIGHTS AGREEMENT]



                                   ROYAL WULFF VENTURES, LLC



                                   By: /s/ Robert E. Cook
                                      ------------------------------------------
                                   Name:    Robert E. Cook
                                   Title:   Managing Member

                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN REGISTRATION RIGHTS AGREEMENT]



                                   ST. PAUL VENTURE CAPITAL VI, LLC

                                   By:   SPVC MANAGEMENT VI, LLC
                                   Its:  Managing Member

                                   By: /s/ Patrick A. Hopf
                                      ------------------------------------------
                                   Name:    Patrick A. Hopf
                                   Title:   Senior Managing Director


                       [SIGNATURES CONTINUED ON NEXT PAGE]
            [SIGNATURE PAGE TO DALEEN REGISTRATION RIGHTS AGREEMENT]

                                   ABS VENTURES IV, L.P.

                                   By: CALVERT CAPITAL,  LLC
                                   Its:  General Partner

                                   By: /s/ Bruns Grayson
                                      ------------------------------------------
                                      Bruns Grayson, its manager

                                   ABX FUND, L.P.

                                   By: CALVERT CAPITAL II, LLC
                                   Its:  General Partner

                                   By: /s/ Bruns Grayson
                                      ------------------------------------------
                                      Bruns Grayson, its manager


                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN REGISTRATION RIGHTS AGREEMENT]



                                      HALIFAX FUND, L.P.



                                      By: /s/ Jeffrey Devers
                                         ---------------------------------------
                                      Name:    Jeffrey Devers
                                      Title:   Managing Director

                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN REGISTRATION RIGHTS AGREEMENT]



                                      BAYSTAR CAPITAL, L.P.


                                      By: /s/ Brian Davidson
                                         ---------------------------------------
                                      Name:    Brian Davidson
                                      Title:



                                      BAYSTAR INTERNATIONAL LTD.


                                      By: /s/ Brian Davidson
                                         ---------------------------------------
                                      Name:    Brian Davidson
                                      Title:


                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN REGISTRATION RIGHTS AGREEMENT]



                                      SPECIAL SITUATIONS PRIVATE EQUITY
                                      FUND, L.P.


                                      By: /s/ David Greenhouse
                                         ---------------------------------------
                                      Name:    David Greenhouse
                                      Title:   Managing Director



                                      SPECIAL SITUATIONS CAYMEN FUND, L.P.

                                      By: /s/ David Greenhouse
                                         ---------------------------------------
                                      Name:    David Greenhouse
                                      Title:   Managing Director